EXHIBIT 32.01

CERTIFICATION OF PERIODIC REPORT

I, R. Chad Prashad, President and Chief Executive Officer of World Acceptance Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2018, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 8, 2018	/s/ R. Chad Prashad
R. Chad Prashad
President and Chief Executive Officer